UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2024

ARCA biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10170 Church Ranch Way Suite 100
Westminster, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 940-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ABIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on April 3, 2024, ARCA biopharma, Inc., a Delaware corporation (“ARCA”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Atlas Merger Sub Corp, a Delaware corporation and wholly owned subsidiary of ARCA (“First Merger Sub”), will merge with and into Oruka Therapeutics, Inc. (“Oruka”), with Oruka continuing as a wholly owned subsidiary of ARCA and the surviving corporation of the merger (the “First Merger”), and Oruka will merge with and into Atlas Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of ARCA (“Second Merger Sub” and together with First Merger Sub, “Merger Subs”), with Second Merger Sub being the surviving entity of the merger (the “Second Merger” and, together with the First Merger, the “Merger”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

In connection with the Merger, ARCA held a special meeting of its stockholders on August 22, 2024 (the “Special Meeting”), at which ARCA’s stockholders voted on the proposals set forth below relating to the Merger Agreement. The proposals are described in detail in ARCA’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 22, 2024 and declared effective by the SEC on July 24, 2024 (the “Definitive Proxy Statement/Prospectus”). The final voting results regarding each proposal are set forth below. There were 14,507,143 shares of ARCA common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding and entitled to vote on July 22, 2024, the record date for the Special Meeting, 9,795,459 shares of ARCA common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. Approve (i) the issuance of shares of ARCA common stock (including the shares of ARCA common stock issuable upon conversion of ARCA Series B Preferred Stock), which will represent more than 20% of the shares of ARCA common stock outstanding immediately prior to the Merger, to stockholders of Oruka, pursuant to the terms of the Merger Agreement, a copy of which is attached as Annex A to the Proxy Statement/Prospectus, and (ii) the change of control of ARCA resulting from the Merger, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively.

This proposal was approved by the requisite vote of ARCA’s stockholders.

For	Against	Abstain	Broker Non-Votes
9,375,442	41,765	3,690	374,562

Proposal No. 2. Approve an amendment to the amended and restated certificate of incorporation of ARCA (the “ARCA Charter”) to increase the number of shares of ARCA common stock that ARCA is authorized to issue from 100,000,000 shares to 545,000,000 (the “Authorized Share Increase Amendment”), in the form attached as Annex G to the Proxy Statement/Prospectus.

This proposal was approved by the requisite vote of ARCA’s stockholders.

For	Against	Abstain	Broker Non-Votes
9,353,818	64,105	2,974	374,562

Proposal No. 3. Approve an amendment to the ARCA Charter to effect a reverse stock split of ARCA’s issued and outstanding common stock at a ratio in the range between 6:1 to 12:1, inclusive, in the form attached as Annex H to the Proxy Statement/Prospectus (the “Reverse Stock Split Amendment”), if deemed necessary by ARCA and Oruka, with the final ratio and effectiveness of such amendment and the abandonment of such amendment to be mutually agreed by ARCA’s board of directors and Oruka’s board of directors prior to the First Effective Time or, if Proposal 1 is not approved by ARCA stockholders, determined solely by ARCA’s board of directors.

This proposal was approved by the requisite vote of ARCA’s stockholders.

For	Against	Abstain	Broker Non-Votes
9,729,049	64,009	2,401	0

Proposal No. 4. Approve an amendment to the ARCA Charter to reflect Delaware law provisions regarding officer exculpation, in the form attached as Annex I to the Proxy Statement/Prospectus.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
8,382,645	1,027,657	10,595	374,562

Proposal No. 5. Elect the Class III director, Jacob Ma-Weaver, to ARCA’s board of directors and to hold office until ARCA’s 2027 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal, provided that if the Merger is consummated, the approval of this Proposal No. 5 will only have an effect until the completion of the Merger because the composition of ARCA’s board of directors will be reconstituted upon completion of the Merger, in accordance with the Merger Agreement.

This proposal was approved by the requisite vote of ARCA’s stockholders.

For	Withheld	Broker Non-Votes
8,123,965	1,296,932	374,562

Proposal No. 6. Ratify the appointment of KPMG LLP as ARCA’s independent registered public accounting firm for fiscal year ending December 31, 2024, provided that PricewaterhouseCoopers LLP is expected to be appointed for that fiscal year if the Merger is completed.

This proposal was approved by the requisite vote of ARCA’s stockholders.

For	Against	Abstain	Broker Non-Votes
9,781,878	11,450	2,131	0

Proposal No. 7. Approve the Oruka Therapeutics, Inc. 2024 Stock Incentive Plan (the “Oruka 2024 Incentive Plan”), which will become effective as of and contingent on the completion of the Merger.

This proposal was approved by the requisite vote of ARCA’s stockholders.

For	Against	Abstain	Broker Non-Votes
7,060,386	2,338,980	21,531	374,562

Proposal No. 8. Approve the Oruka Therapeutics, Inc. 2024 Employee Stock Purchase Plan (the “Oruka ESPP” and together with the Oruka 2024 Incentive Plan, the “Plans”), which will become effective as of and contingent on the completion of the Merger.

This proposal was approved by the requisite vote of ARCA’s stockholders.

For	Against	Abstain	Broker Non-Votes
7,092,970	2,307,499	20,428	374,562

Proposal No. 9. Approve, on an advisory basis, certain compensation arrangements for ARCA named executive officers that are based on or otherwise relate to the Merger.

This proposal was approved by the requisite vote of ARCA’s stockholders.

For	Against	Abstain	Broker Non-Votes
9,321,260	91,368	8,269	374,562

Proposal No. 10. Approve an adjournment of the ARCA special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, Proposal No. 2 and/or Proposal No. 3.

As there were sufficient votes to approve Proposal No. 1, Proposal No. 2 and Proposal No. 3 at the time of the Special Meeting, Proposal No. 10 was not presented to stockholders.

Item 8.01 Other Events.

Following receipt of stockholder approval of all stockholder proposals at the Special Meeting, and as previously disclosed, the Merger is expected to be consummated on August 29, 2024, subject to the satisfaction of the remaining closing conditions under the Merger Agreement.

Following approval of the Reverse Stock Split Amendment at the Special Meeting, on August 22, 2024, the ARCA Board of Directors approved the reverse stock split at a ratio of 1-for-12 shares of Common Stock (the “Reverse Stock Split”). ARCA expects to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, whereby every 12 shares of ARCA’s issued and outstanding Common Stock will be converted automatically into one issued and outstanding share of Common Stock, with no corresponding reduction in the number of authorized shares of Common Stock, and without any change in the par value per share. In addition, at the Special Meeting, ARCA’s stockholders approved an increase in the number of shares of ARCA’s authorized common stock from 100,000,000 shares to 545,000,000 shares in connection with the anticipated closing of the Merger.

Following the consummation of the Merger and the Reverse Stock Split Amendment, ARCA will operate under the name, Oruka Therapeutics, Inc., and its shares are expected to begin trading on The Nasdaq Global Market on a post-Reverse Stock Split and post-Merger basis under the ticker symbol “ORKA” effective with the open of business on Tuesday, September 3, 2024. A new CUSIP number (687604108) and ISIN Number (US6876041087) will be assigned to the Common Stock as a result of the Reverse Stock Split.

When the Reverse Stock Split is effective, every twelve (12) shares of Common Stock issued and outstanding or held as treasury stock will be automatically combined and reclassified into one share of Common Stock. In addition, as a result of the Reverse Stock Split, proportionate adjustments will made to the exercise prices and number of shares of ARCA’s common stock underlying ARCA’s outstanding equity and warrant awards, and to the number of shares of common stock issuable or will be issuable upon conversion of ARCA’s convertible preferred stock, including ARCA’s Series B non-voting convertible preferred stock, par value $0.001 per share, to be issued in connection with the Merger.

On August 23, 2024, ARCA issued a press release announcing approval of the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning ARCA, Oruka, the proposed transactions and other matters. These forward-looking statements include express or implied statements relating to the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing of the proposed Merger (including completion of Oruka’s private placement) and cash runway of the combined company; the expected contribution and payment of dividends in connection with the Merger, including the timing thereof; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the combined company having sufficient resources to advance its pipeline candidates; and other statements that are not historical fact. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting ARCA, Oruka, including the pre-closing private financing, or the Merger will be those that have been anticipated.

The forward-looking statements contained in this communication are based on current expectations and beliefs concerning future developments and their potential effects and therefore subject to other risks and uncertainties. These risks and uncertainties include, but are not limited to, risks associated with the possible failure to satisfy the conditions to the closing or consummation of the Merger, risks associated with the potential failure to complete the financing transaction in a timely manner or at all, risks associated with the uncertainty as to the timing of the consummation of the Merger and the ability of each of ARCA and Oruka to consummate the transactions contemplated by the Merger, risks associated with ARCA’s continued listing on Nasdaq until closing of the Merger, the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Merger; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger prior to the closing or consummation of the Merger, risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; the effect of the completion of the Merger on the combined company’s business relationships, operating results and business generally; risks associated with the combined company’s ability to manage expenses and unanticipated spending and costs that could reduce the combined company’s cash resources; risks related to the combined company’s ability to correctly estimate its operating expenses and other events; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates or its preclinical programs; the outcome of any legal proceedings that may be instituted against the combined company or any of its directors or officers related to the Merger Agreement or the transactions contemplated thereby; the ability of the combined company to obtain, maintain and protect its intellectual property rights, in particular those related to its product candidates; the combined company’s ability to advance the development of its product candidates or preclinical activities under the timelines it anticipates in planned and future clinical trials; the combined company’s ability to replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; the combined company’s ability to realize the anticipated benefits of its research and development programs, strategic partnerships, licensing programs or other collaborations; regulatory requirements or developments and the combined company’s ability to obtain necessary approvals from the U.S. Food and Drug Administration or other regulatory authorities; changes to clinical trial designs and regulatory pathways; competitive responses to the Merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; legislative, regulatory, political and economic developments; and those risks and uncertainties and other factors more fully described in filings with the Securities and Exchange Commission (“SEC”), including reports filed on Form 10-K, 10-Q and 8-K, in other filings that ARCA makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement/Prospectus described below under “Important Additional Information About the Proposed Transaction Filed with the SEC,” and in other filings made by ARCA with the SEC from time to time and available at www.sec.gov. These forward-looking statements are based on current expectations, and with regard to the proposed transaction, are based on ARCA’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by ARCA, all of which are subject to change. Such forward-looking statements are made as of the date of this release, and the parties undertake no obligation to update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable law.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transactions (the “Proposed Transactions”) between ARCA and Oruka or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS FILED OR FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, issued on August 23, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCA biopharma, Inc. (Registrant)

Date: August 23, 2024	By:	/s/ C. Jeffrey Dekker
		Name:	C. Jeffrey Dekker
		Title:	Chief Financial Officer